UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported): August 6, 2026

TEAM, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-08604	74-1765729
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

13131 Dairy Ashford, Suite 600

Sugar Land, Texas 77478

(Address of Principal Executive Offices and Zip Code)

Registrant’s telephone number, including area code: (281) 331-6154

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CF 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.30 par value	TISI	New York Stock Exchange

Indicate by check mark whether registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

On August 6, 2026, Corre Partners Management, LLC (“Corre”), on behalf of itself, the Corre Holders (as defined in the Corre Board Rights Agreement (as defined below)) and their respective affiliates (collectively, the “Investors”), irrevocably waived, relinquished and disclaimed (the “Corre Board Rights Waiver”) (i) the rights of the Investors provided by Section 2.1 (Board Observation Rights) of the Board Rights Agreement, dated as of June 16, 2023, by and among Team, Inc., (the “Company”), Corre, Corre Opportunities Qualified Master Fund, LP, Corre Horizon Fund, LP and Corre Horizon Fund II, LP. (the “Corre Board Rights Agreement”) in their entirety, (ii) the rights of the Investors provided by Section 2.2 (Board Nomination Rights) of the Corre Board Rights Agreement with respect to the Investor Equity Directors (as defined in the Corre Board Rights Agreement), including the right to designate the Chairman of the Board, and (iii) any and all other rights of the Investors, other than the rights of the Investors with respect to the Lender Director (as defined in the Corre Board Rights Agreement) (all of which remain in full force and effect), in each case effective as of the date of the Corre Board Rights Waiver.

The material terms of the Corre Board Rights Agreement were previously disclosed in Item 1.01 of the Company’s Current Report on Form 8-K filed on June 20, 2023, which is incorporated herein by reference. The foregoing description of the Corre Board Rights Waiver is a summary and is qualified in its entirety by the terms of the Corre Board Rights Waiver, a copy of which is filed as Exhibit 10.2 to this Current Report on Form 8-K and incorporated herein by reference.

Item 7.01	Regulation FD Disclosure.

On August 10, 2026, the Company issued a press release in connection with the acquisition by an entity controlled by Stellex Capital Management LLC of all 1,604,326 shares of the Company’s common stock previously held by Corre and its affiliates. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference herein.

As provided in General Instruction B.2 of Form 8-K, the information in this Item 7.01 and Exhibit 99.1 furnished hereunder shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall they be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit number	Description

10.1	Board Rights Agreement, dated as of June 16, 2023, by and among Team, Inc., Corre Partners Management, LLC, Corre Opportunities Qualified Master Fund, LP, Corre Horizon Fund, LP and Corre Horizon Fund II, LP. (filed as Exhibit 10.3 to Team, Inc.’s Current Report on Form 8-K (File No. 001-08604) filed on June 20, 2023, incorporated by reference herein).

10.2	Irrevocable Waiver of Certain Board Rights, dated August 6, 2026, by Corre Partners Management, LLC.

99.1	Team, Inc.’s Press Release issued August 10, 2026.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TEAM, Inc.

By:	/s/ James C. Webster
James C. Webster
Executive Vice President, Chief Legal Officer and Secretary

Dated: August 10, 2026